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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 27, 2000

                                ABOUT.COM, INC.
                                ---------------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                            000-25525                   13-4034015
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(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                             Identification No.)

220 EAST 42ND STREET, 24TH FLOOR, NEW YORK, NEW YORK                       10017
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   (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code (212) 849-2000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets

               On March 27, 2000, About.com, Inc. (the "Company") acquired Sombasa Media Inc. ("Sombasa") pursuant to an Agreement and Plan of Merger and Reorganization (the "Agreement"), dated as of March 20, 2000, among the Company, Sombasa and BDS Acquisition Corp., a wholly owned subsidiary of the Company ("Merger Sub"). Merger Sub was merged with and into Sombasa, with Sombasa surviving the merger as a wholly owned subsidiary of the Company (the "Merger"), and with each share of Sombasa common stock being converted into the right to receive approximately .0518 shares of Company common stock.

         The Company has assumed outstanding options to acquire Sombasa common stock and has converted these into options to acquire Company common stock at the same exchange ratio used in the Merger for the outstanding Sombasa common stock. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

         A copy of the Company's press release announcing the Agreement is incorporated herein by reference and included as Exhibit 99.1 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Information

         Pursuant to Item 210.3-05 of Regulation S-X, the financial statements with respect to Sombasa Media Inc. are not required to be filed.

(b) Pro Forma Financial Information

                  Pursuant to Item 210.3-05 of Regulation S-X, pro forma financial statements with respect to Sombasa Media Inc. and the Company are not required to be filed.


(c) Exhibits

2.1 Agreement and Plan of Merger and Reorganization, dated as of March 20, 2000, among About.com, Inc., BDS Acquisition Corp. and Sombasa Media Inc.

99.1 Press release issued by About.com, Inc. on March 27, 2000 announcing the acquisition of Sombasa Media Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ABOUT.COM, INC.

Date:  April 7, 2000                       /s/ Scott P. Kurnit
                                           ----------------------------------
                                           Scott P. Kurnit
                                           Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibits

2.1 Agreement and Plan of Merger and Reorganization, dated as of March 20, 2000, among About.com, Inc., BDS Acquisition Corp. and Sombasa Media Inc.

99.1 Press release issued by About.com, Inc. on March 27, 2000 announcing the acquisition of Sombasa Media Inc.